UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June __, 2008

FLORIDA COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

                                                                    Florida                                                                            000-1170902                                                              35-2164765
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)	Identification No.)

1400 North 15th Street, Immokalee, Florida 34142
(address of principal executive offices)

Registrant’s telephone number: (239) 657-3171

______________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.                      Changes in Registrant’s Certifying Accountant

Subitem (a).  On June 25, 2008, the Florida Community Bank Employee Stock Ownership Plan (which plan is for the benefit of employees of Florida Community Banks, Inc. [the “Company”] and its subsidiary) (the “Plan”) dismissed Schauer Taylor, PC (“Schauer”) as the Plan’s independent public accountants to audit its financial statements, effective immediately.  Schauer’s reports on the Plan’s financial statements for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  Schauer is anticipated to dissolve on or about August 1, 2008.

During the years ended December 31, 2006 and 2005, there were no disagreements with Schauer on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Schauer’s satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Plan’s financial statements; in addition, there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company and the Plan provided Schauer with a copy of the foregoing disclosures and has requested a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made by the Company and the Plan.  Schauer’s letter is attached as Exhibit 16.1.

Subitem (b). The Plan has engaged Warren, Averett, Kimbrough & Marino, LLC (“Warren”) effective June 27, 2008 as its new principal accountant to audit its financial statements.  Recently, in anticipation of Schauer’s dissolution, certain former principals and accountants of Schauer have joined Warren.

During the years ended December 31, 2006 and 2005, and through the date hereof, the Plan did not consult Warren with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company and the Plan have requested that Warren review the foregoing disclosures and has given the firm the opportunity to furnish a letter addressed to the SEC containing any new information or clarification, or in what respects it does not agree with the Company and the Plan’s statements.   No such letter has been received.

ITEM 9.01.                      Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

16.1           Schauer Taylor, PC’s letter on change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA COMMUNITY BANKS, INC.
(Registrant)
Date: June 30, 2008

                              /s/ Guy Harris
                            Chief Financial Officer